Mentor Institutional Trust
Semi-Annual Report, April 30, 1998
Message from the Chairman and President
--------------------------------------------------------------------------------


It is our privilege to send you the Semi-Annual Report for the Mentor U.S. Government Cash Management Portfolio, and the Mentor Fixed-Income Portfolio, for the six months ended April 30, 1998.


The funds are sponsored by Mentor Investment Group, a firm that provides diversified investment services to a broad range of investors including corporations, foundations, endowments, municipalities, public funds, and individual investors.* Seven different investment styles are available to investors through Mentor, in both mutual funds and separately-invested portfolios.


In the reports that follow the management teams present their perspectives on the markets and their strategies for investing



                            Mentor Investment Group
                            Seven Investment Styles*

                                    [GRAPH]


                      Cash Management
                      Active Fixed Income
                      Balanced Management
                      Tactical Asset Allocation
                      Large-Capitalization Quality Growth
                      Global/International Growth Equity
                      Small/Mid-Capitalization Growth

Mentor Institutional Trust
Semi-Annual Report, April 30, 1998
Message from the Chairman and President (continued)
--------------------------------------------------------------------------------

your assets. Complete financial statistics for the Portfolio are also included in the reports.


Please review the information carefully. Should you have questions, please call your consultant, or call us directly, (800) 382-0016. We welcome your comments.


On behalf of all of us at Mentor Investment Group, we thank you for your investment in the Mentor Cash and Fixed Income Portfolios.


Sincerely,





/s/ Daniel J. Ludeman         /s/ Paul F. Costello
---------------------         --------------------
Daniel J. Ludeman             Paul F. Costello
Chairman and CEO              President




                         [MENTOR INVESTMENT GROUP LOGO]



                              The Mentor Mission
To provide professional investment management services through a firm that is second to none in the quality of its investment process, the skill and training of its professionals, and the commitment, shared by all its associates, to deliver the highest level of service and ethical behavior to clients.

   For more information and prospectuses please call us, (800) 382-0016, or contact your consultant. The prospectuses contain complete information regarding fees, sales charges, and expenses. Please read them carefully before investing or sending money.

Mentor U.S. Government Cash Management Portfolio
Managers' Commentary: The Cash Management Team
April 30, 1998
--------------------------------------------------------------------------------

Economic Overview

For the six months ended April 30, 1998, the U.S. economy continued the pattern of unprecedented stability which has become so familiar over the past two years. Activity was strong enough to keep us moving ahead, but not so strong as to cause overheating or the risk of inflation. Indeed, economic stability has been such that we have now completed a full year since the last Fed move. Production costs have risen as a result of a tight labor market and high capacity utilization, but improved productivity and wide profit margins have allowed industry to refrain from price increases, and inflation has not surfaced.


About halfway through the reporting period just ended, however, an element was introduced which cast doubt on the sustainability of the economic stability we have enjoyed for so long. In December and January, a financial crisis erupted in Asia, throwing the economies in that area into turmoil and threatening to have a ripple effect on the U.S. economy. It was anticipated that exports would slump as demand for U.S. products in those countries decreased. Imports were expected to increase as soaring exchange rates made foreign products cheap. Both factors tend to dampen U.S. production.


Evidence indicates that the Asian turmoil is indeed having a dampening effect, but so far, it appears to be minor. Exports have declined and imports have risen, causing a widening of the trade gap. Certain companies heavily engaged in the Asian trade have reported a softening in demand, but the overall effect on the economy seems to be nominal at this point. It may still be too early to determine the full effect. Fed Chairman Greenspan himself has indicated that we can expect some effect "in the spring." He has also indicated that the Fed is more or less "on hold" pending further evidence of either inflation or economic weakness.


Economists have predicted that the Asian ripple effect could cut our GDP (gross domestic product) growth by 1% or more. With our economic expansion now more than five years old and growing tired, it would seem to us that the greater challenge for the Federal Reserve in 1998 will be to sustain growth rather than contain inflation. We see little prospect of

Mentor U.S. Government Cash Management Portfolio
Managers' Commentary: The Cash Management Team
(continued)
--------------------------------------------------------------------------------

a Fed increase in rates except perhaps late in the year. The greater probability, we think, is for a continuation of the neutrality we have seen, or even a Fed ease if the Asian ripple effect begins to emerge.

In response to our expectations with regard to interest rates specifically and to the economy in general, we are managing the Portfolios to a target average maturity of 55-60 days - longer than the industry average. We intend to maintain that target at least through the second quarter. At no time, however, will we compromise our primary objectives of safety and liquidity.*

  * While the managers seek to invest the Portfolio in accordance with their proprietary strategy, there is no guarantee of investment success. An investment in the Portfolio is neither insured nor guaranteed by the U.S. government, and there can be no assurance that they will maintain a stable net asset value of $1.00 per share.

Mentor Fixed-Income Portfolio
Managers' Commentary: The Fixed-Income Management Team
April 30, 1998
--------------------------------------------------------------------------------

Market Conditions

During the six-month period ended April 30, 1998 fixed-income interest rates fell modestly across the yield curve. Two-year and 10-year treasuries yielded 5.57% and 5.67% respectively on April 30, 1998 down 0.04% and 0.16% from levels six months earlier. The Federal Reserve continued to leave the federal funds rate (the rate member banks charge each other on inter-bank loans and the primary way in which the Fed influences short-term interest rates) unchanged, continuing the neutral monetary stance that it has maintained since its last tightening in March of 1997.


The attractive combination of low inflation and moderate growth, which has characterized the domestic economy in recent years, remains firmly intact. Annualized GDP (gross domestic product), the most comprehensive measure of overall domestic economic growth, increased at a rate of 3.7% for the fourth quarter of 1997 and preliminary indications are that first quarter 1998 growth could be as high as 4.8%.


Despite continued steady economic growth, inflation at both the wholesale and retail levels remains remarkably subdued. At no time during the past year has the monthly CPI (consumer price index) increase exceeded 0.2%. The PPI (producer price index) readings have been even weaker. During five of the last six months PPI numbers have been negative, resulting in a negative year-to-date annualized producer price growth rate. That negative growth rate points to an emerging deflationary environment for basic industrial commodities such as oil and metals. And amazingly, these falling prices are occurring in a period of the lowest unemployment rates of the past 30 years. In fact, the 4.3% to 4.7% unemployment rates experienced during the early months of 1998 represent levels that were viewed well below "full employment" only a few years ago.


Performance

For the six-month period ended April 30, 1998, the Mentor Fixed-Income Portfolio returned 2.42% versus 3.59% for the Lehman Brothers Aggregate Bond Index benchmark.* The primary reason for the underperformance of the fund was an exposure to securities issued by the Korean Development Bank. These securities fell from a rating of A to a below-investment- grade rating during the past six-months. The price declines resulting from the deteriorating credit quality of these assets hurt portfolio performance. The securities were sold prior to being downgraded

Mentor Fixed-Income Portfolio
Managers' Commentary: The Fixed-Income Management Team
(continued)
--------------------------------------------------------------------------------

below investment grade, and as a result the portfolio escaped the worst of the price declines experienced by these bonds in the final days of 1997.


The turmoil in emerging Asian markets and Japan has been positive for U.S. fixed-income markets, particularly the highest quality sectors such as U.S. treasuries. The current low interest rate environment has made mortgage refinancing particularly attractive for homeowners. As a result, in January we reconfigured our portfolios to take advantage of the increased likelihood of mortgage prepayments. It was our belief that increased prepayment pressure would inevitably negatively affect the relative attractiveness of mortgage-backed bonds. Likewise, we felt that the Asian crisis would negatively affect the earnings of U.S. multi-national corporations that rely on exports to those countries. The likely consequence of this lack of predictability of corporate earnings would be a widening of spreads. This anticipated widening of spreads versus treasuries did in fact occur in both the mortgage and corporate markets. By quarter-end, however, widened spreads made high-grade mortgage and corporate product sufficiently attractive to cause us to reverse course and selectively raise non-treasury allocations within the Portfolio.

At period-end we maintained a portfolio duration approximately 5% longer than our Lehman Brothers Aggregate Bond Index. This represents a modest lengthening from the beginning of the period when the Fixed-Income Portfolio was approximately 5% shorter than its benchmark. During the period we also sold our international bond positions in Germany and the UK, replacing them with domestic holdings.**


Market Outlook

The outlook is little changed from what it appeared to be at the beginning of the year. Prospects for continued low inflation remain good. The likely long-term consequence is that long rates, which are more sensitive to inflation than they are to economic growth, are likely to continue to decline over the course of the year.


Still unknown is the ultimate effect of Pacific Rim dislocations on the rate of US domestic growth. So far, the effect appears to be more modest than expected. Declining exports and surging imports have depressed US growth rates; but accelerating domestic consumption expenditures driven by the lower rate environment have offset the damage. It seems clear, however, that the crisis has prevented inflationary pressures from

Mentor Fixed-Income Portfolio
Managers' Commentary: The Fixed-Income Management Team
(continued)
--------------------------------------------------------------------------------

emerging in the US economy, as exhibited by year-to-date inflation trends. Low inflation should continue to provide an attractive backdrop for lower interest rates.

  * The Lehman Brothers Aggregate Bond Index is commonly used to compare performance of income-oriented portfolios and is made up of the Government/Corporate Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Investors can not invest in the Index.

** While the portfolio managers will endeavor to manage the portfolio in accordance with an active fixed-income investment process, there are no guarantees that they will be successful.

Mentor Fixed-Income Portfolio
Managers' Commentary: The Fixed-Income Management Team
(continued)
--------------------------------------------------------------------------------

                            Performance Comparisons


                                    [GRAPH]

                    Fixed-Income             Lehman Brothers
                     Portfolio            Aggregate Bond Index*
                    ------------          ---------------------
12/94                $10,000                    $10,000
1/95                  10,196                     10,198
2/95                  10,421                     10,441
3/95                  10,511                     10,504
4/95                  10,625                     10,651
5/95                  11,092                     11,064
6/95                  11,215                     11,144
7/95                  11,131                     11,120
8/95                  11,290                     11,254
9/95                  11,407                     11,364
10/95                 11,593                     11,511
11/95                 11,785                     11,684
12/95                 11,974                     11,848
1/96                  12,046                     11,926
2/96                  11,802                     11,718
3/96                  11,676                     11,636
4/96                  11,575                     11,571
5/96                  11,539                     11,548
6/96                  11,688                     11,703
7/96                  11,716                     11,734
8/96                  11,688                     11,714
9/96                  11,885                     11,918
10/96                 12,158                     12,183
11/96                 12,384                     12,391
12/96                 12,262                     12,276
1/97                  12,271                     12,313
2/97                  12,309                     12,344
3/97                  12,165                     12,207
4/97                  12,350                     12,390
5/97                  12,447                     12,507
6/97                  12,592                     12,656
7/97                  12,947                     12,997
8/97                  12,819                     12,886
9/97                  12,997                     13,076
10/97                 13,178                     13,266
4/30/98               13,497                     13,837



                      Average Annual Returns as of 4/30/98

                     1-Year              Since Inception**
                     9.29%                    9.22%



** Reflects operations of Fixed-Income Portfolio from the date of commencement of operations on 12/6/94 through 4/30/98.

The graph compares the investment performance of the Portfolio, from inception, to an appropriate broad-based securities index. The graph reflects the performance of a $10,000 investment from the date of inception through April 30, 1998. Returns do not reflect taxes payable on distributions.


In comparing the performance of a Portfolio to an index, please recognize that market indexes do not take into account brokerage commissions that would be incurred if the individual securities of the index were purchased. They also do not include taxes payable on dividends and interest payments, or operating expenses necessary to maintain a portfolio investing in the index.


The performance data quoted in this report are historical and do not predict future investment results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


Performance is cited as of April 30, 1998 and includes changes in share price and reinvestment of dividends and capital gains. Because shares of the Portfolios of the Trust can only be purchased in individually-managed accounts, the performance return information does not reflect the investment advisory fees charged at each account level.


* The Lehman Brothers Aggregate Bond Index is commonly used to compare performance of income-oriented portfolios and is made up of the Government/Corporate Index, the Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Please note that effective January 1, 1998, the Lehman Brothers Aggregate Bond Index became the benchmark for the Fixed-Income Portfolio. Given its mortgage pass-through and asset-backed components, which are not contained in the Lehamn Brothers Government/Coporate Index, it is more reflective of the Investment mandate of the Fixed-Income Portfolio and therefore the appropriate benchmark.

Mentor U.S. Government Cash Management Portfolio
Portfolio of Investments
April 30, 1998 (Unaudited)


                                                                                Principal
                                                    Percent of Net Assets         Amount            Value
                                                   -----------------------   ---------------   --------------
U.S. Government Agencies                                  58.96%
 Federal Home Loan Bank,
   5.40% - 5.70%, 5/29/98 - 4/09/99                                          $ 32,840,000      $32,781,937
   5.54%, 10/20/98 (a)                                                         12,000,000       11,998,354
 Federal Home Loan Mortgage Corporation,
   5.43% - 5.57%, 5/29/98 - 6/05/98                                            24,000,000       23,884,337
   5.46%, 1/26/99 (a)                                                          12,000,000       11,993,848
 Federal National Mortgage Association,
   5.46% - 5.47%, 1/21/99 - 3/16/99 (a)                                        25,000,000       24,990,981
   5.33% - 5.63%, 8/14/98 - 4/22/99                                            17,000,000       16,984,788
--------------------------------------------------                           ------------      -----------
Total U.S. Government Agencies                                                                 122,634,245
--------------------------------------------------                                             -----------
Repurchase Agreements                                     41.24%
 Dean Witter
   Dated 4/30/98, 5.55%, due 5/01/98,
   collateralized by various U.S. Treasury
   Securities with total original face value of
   $10,092,000 , 6.13%-6.63%, 1/07/99-
   2/15/27, market value $10,200,823                                           10,000,000       10,000,000
 Goldman, Sachs & Company
   Dated 4/30/98, 5.55%, due 5/01/98,
   collateralized by $42,545,760 (total original
   face value) Federal Home Loan Mortgage
   Corporation, 6.00% - 9.50%, 9/01/02 -
   1/01/28, market value $36,485,322                                           35,769,923       35,769,923
 JP Morgan Securities, Inc.
   Dated 4/30/98, 5.55%, due 5/01/98,
   collateralized by $14,034,904 (total original
   face value) Government National Mortgage
   Association, 8.50%, 7/15/25 - 9/15/27,
   market value $10,134,149                                                    10,000,000       10,000,000
 JP Morgan Securities, Inc. (b)
   Dated 4/30/98, 5.55%, due 5/22/98,
   collateralized by $166,485,755 (total
   original face value) Government National
   Mortgage Association, 9.00%, 1/15/21 -
   6/15/22, market value $20,263,313                                           20,000,000       20,000,000

Mentor U.S. Government Cash Management Portfolio
Portfolio of Investments
April 30, 1998 (Unaudited)


                                                                           Principal
                                              Percent of Net Assets         Amount             Value
                                              -----------------------   --------------   -----------------
Repurchase Agreements (continued)


 Lehman Brothers, Inc.
   Dated 4/30/98, 5.54%, due 5/01/98,
   collateralized by various U.S. Government
   Agency Securities with total par value of
   $15,326,407 , 6.50%-10.50%, 6/01/08-
   5/01/20, market value $10,201,894                                    $10,000,000        $  10,000,000
---------------------------------------------                           -----------      ---------------
Total Repurchase Agreements                                                                   85,769,923
---------------------------------------------                                            ---------------
Total Investments ($208,404,168)                       100.20%                               208,404,168
---------------------------------------------          ------                            ---------------
Other Assets less Liabilities                          ( 0.20%)                                 (414,536)
---------------------------------------------          ------                            ---------------
Net Assets                                             100.00%                             $ 207,989,632
---------------------------------------------          ------                            ---------------

(a) Floating Rate Securities - The rates shown are the effective rates at April 30, 1998. Securities shown without a date are payable within five business days and are backed by credit support agreements from banks or insurance institutions.
(b) The repurchase agreement is deemed illiquid because it cannot be resold within seven business days from April 30, 1998.


See notes to financial statements.

Mentor Fixed-Income Portfolio
Portfolio of Investments
April 30, 1998 (Unaudited)


                                                                               Principal
                                                    Percent of Net Assets       Amount       Market Value
                                                   -----------------------   ------------   -------------
Asset-Backed Securities                                    14.63%
 Advanta Home Equity Loan, 6.15%, 10/25/09                                   $ 921,223      $ 913,801
 Advanta Mortgage Loan Trust Series 1993-3,
   4.75%, 2/25/10, CMO                                                         809,873        795,156
 AFC Home Equity Loan Trust, 6.60%, 2/25/27,
   CMO                                                                         999,970      1,000,036
 AFG Receivables Trust, 6.35% - 7.05%,
   9/15/00 - 2/15/03                                                         3,612,094      3,618,531
 CS First Boston Series 1996-2 A6, 7.18%,
   2/25/18                                                                     980,000        995,474
 Prudential Home Mortgage Securities Series
   1996-3, Class M, 6.75%, 3/25/11, CMO                                      1,138,619      1,141,122
 Union Acceptance Corporation Auto Trust
   Series 1997-A, 6.48%, 5/10/04, CMO                                        1,462,000      1,474,966
--------------------------------------------------                           ---------      ---------
Total Asset-Backed Securities (cost $9,837,802)                                             9,939,086
--------------------------------------------------                                          ---------
Corporate Bonds                                            26.37%
 Capital One Bank, 7.20%, 7/19/99                                            1,000,000      1,012,773
 Capital One Bank, 7.15%, 9/15/06,
   puttable 9/15/99                                                          2,100,000      2,135,666
 Dayton Hudson Company, 6.63%, 3/01/03                                       1,500,000      1,523,232
 General Motors, 6.38%, 5/01/08                                              1,500,000      1,492,374
 Lehman Brothers Holdings, Inc.,
   8.50%, 5/01/07                                                            1,000,000      1,125,421
 Lehman Brothers Holdings, Inc., 7.50%,
   8/01/26, puttable 8/01/03                                                 1,500,000      1,609,887
 Lockheed Martin Corporation, 7.20%, 5/01/36,
   puttable 5/01/08                                                          1,000,000      1,078,599
 Merrill Lynch & Company, Inc.,
   6.64%, 9/19/02                                                              155,000        157,760
 Norwest Corporation, 6.80%, 5/15/02                                           270,000        276,411
 Philips Electronics NV, 7.20%, 6/01/26,
   puttable 6/01/06                                                          2,200,000      2,340,268
 Reliastar Financial Corporation, 6.63%, 9/15/03                             2,250,000      2,255,310
 Salomon, Inc., 7.65%, 6/27/05                                               1,300,000      1,385,039
 Travelers Group, Inc., 8.63%, 2/01/07                                         180,000        206,137

Mentor Fixed-Income Portfolio
Portfolio of Investments
April 30, 1998 (Unaudited)


                                                                             Principal
                                                 Percent of Net Assets         Amount      Market Value
                                                 -----------------------   -------------   -------------
Corporate Bonds (continued)

 United Dominion Realty Trust, Inc.,
   7.07%, 11/15/06                                                         $1,300,000      $1,315,779
------------------------------------------------                           ----------      ----------
Total Corporate Bonds (cost $17,394,171)                                                   17,914,656
------------------------------------------------                                           ----------
U.S. Government Securities and Agencies                  36.71%
 Federal National Mortgage Association
   6.00% - 7.00%, 9/01/27 - 4/01/28                                         5,386,997       5,317,074
   Series MTN, 6.64%, 7/02/07                                               1,375,000       1,431,511
 Government National Mortgage Association
   7.38%, 4/20/22 - ARM                                                     3,371,198       3,461,816
   6.50% - 7.00%, 5/15/09 - 4/15/28                                         4,515,047       4,527,091
 U.S. Treasury Bonds, 7.13% - 7.50%,
   2/15/23 - 11/15/24                                                       4,825,000       5,594,335
 U.S. Treasury Notes, 5.75% - 6.25%,
   2/15/03 - 2/15/26                                                        3,500,000       3,532,552
 U.S. Treasury Strip, 11/15/21                                              4,500,000       1,075,675
------------------------------------------------                           ----------      ----------
Total U.S. Government Securities and Agencies
 (cost $24,221,890)                                                                        24,940,054
------------------------------------------------                                           ----------
Residual Interests (a)                                    3.43%
 Capital Mortgage Funding I, Inc.,
   1997-20, 1/20/23                                                            20,404         705,577
 National Mortgage Funding I, Inc.,
   1997-4, 5/20/23                                                             70,363         856,883
 National Mortgage Funding I, Inc.,
   1997-5, 2/20/23                                                             72,592         765,482
------------------------------------------------                           ----------      ----------
Total Residual Interests (cost $2,430,387)                                                  2,327,942
------------------------------------------------                                           ----------
Total Long-Term Investments (cost $53,884,250)                                             55,121,738
------------------------------------------------                                           ----------

Mentor Fixed-Income Portfolio
Portfolio of Investments
April 30, 1998 (Unaudited)


                                                                              Principal
                                                  Percent of Net Assets         Amount      Market Value
                                                  -----------------------   -------------   -------------
Short-Term Investments                                    17.77%
-------------------------------------------------        ------
 Repurchase Agreement                                      4.67%
 Goldman Sachs & Company
   Dated 4/30/98, 5.54%, due 5/01/98,
   collateralized by $3,202,770 Federal Home
   Loan Mortgage Corporation, 7.00%, 2/01/28,
   market value $3,240,802                                                  $3,173,065      $ 3,173,065
-------------------------------------------------                           ----------      -----------
 Variable-Rate Demand Notes                               13.10%
 Carolina Medi-Plan, Inc., 5.64%, 6/01/22                                    7,000,000        7,000,000
 Hilander Finance, LLC, 5.75%, 12/01/25                                      1,900,000        1,900,000
-------------------------------------------------                           ----------      -----------
                                                                                              8,900,000
                                                                                            -----------
Total Short-Term Investments (cost $12,073,065)                                              12,073,065
-------------------------------------------------                                           -----------
Total Investments (cost $65,957,315)                      98.91%                                    67,194,803
-------------------------------------------------        ------                                    -----------
Other Assets less Liabilities                              1.09%                                       741,217
-------------------------------------------------        ------                                    -----------
Net Assets                                               100.00%                                   $67,936,020
-------------------------------------------------        ------                                    -----------

ARM - Adjustable Rate Mortgage
CMO - Collateralized Mortgage Obligation
MTN - Medium Term Note.


Investment Transactions

Cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $42,971,327 and $33,256,968, respectively.


Income Tax Information

At April 30, 1998, the aggregated cost of investment securities for federal income tax purposes was $65,957,315. Net unrealized appreciation aggregated $1,237,488, of which $1,454,422, related to appreciated investment securities and $216,934, related to depreciated investment securities.

(a) These are securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered Pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.


See notes to financial statements.

Mentor Institutional Trust
Statements of Assets and Liabilities
April 30, 1998 (Unaudited)


                                                                 U.S. Government
                                                                 Cash Management      Fixed-Income
                                                                    Portfolio          Portfolio
                                                                -----------------   ---------------
Assets
 Investments, at market value (Note 2) (a)
   Investment securities                                          $ 122,634,245    $ 64,021,738
   Repurchase agreements                                             85,769,923       3,173,065
-------------------------------------------------------------     -------------     ------------
    Total investments                                               208,404,168      67,194,803
-------------------------------------------------------------     -------------     ------------
 Collateral for securities loaned (Note 2)                                            5,201,695
 Receivables
   Dividends and interest                                               517,854         730,474
   Fund shares sold                                                           -           1,407
 Deferred expenses (Note 2)                                              11,300           9,347
 Other                                                                   30,000           9,449
-------------------------------------------------------------     -------------     ------------
    Total assets                                                    208,963,322      73,147,175
-------------------------------------------------------------     -------------     ------------
Liabilities
 Payables
   Securities loaned (Note 2)                                                 -       5,201,695
   Dividends                                                            967,206               -
 Accrued expenses and other liabilities                                   6,484           9,460
-------------------------------------------------------------     -------------     ------------
   Total liabilities                                                    973,690       5,211,155
-------------------------------------------------------------     -------------     ------------
    Net Assets                                                    $ 207,989,632     $67,936,020
-------------------------------------------------------------     -------------     ------------
    Net Assets represented by: (Note 2)
 Additional paid-in capital                                                   -      66,817,334
   Accumulated undistributed net investment income                            -         158,270
   Accumulated net realized loss on investment transactions                   -        (277,072)
   Net unrealized appreciation of investments                                 -       1,237,488
-------------------------------------------------------------     -------------     ------------
   Net Assets                                                                 -      67,936,020
-------------------------------------------------------------     -------------     ------------
   Shares Outstanding                                               207,989,632       5,257,870
-------------------------------------------------------------     -------------     ------------
   Net Asset Value per Share                                      $        1.00     $     12.92
-------------------------------------------------------------     -------------     ------------

(a) Investments at cost are $208,404,168 and $65,957,315, respectively.


See notes to financial statements.

Mentor Institutional Trust
Statements of Operations
Six Months Ended April 30, 1998 (Unaudited)


                                                          U.S. Government
                                                          Cash Management      Fixed-Income
                                                             Portfolio          Portfolio
                                                         -----------------   ---------------
Investment income
 Interest                                                   $ 6,242,671        $ 2,037,659
------------------------------------------------------      -----------        -----------
Expenses
 Registration expenses                                           53,895              6,718
 Custodian and accounting fees (Note 3)                          28,609             10,584
 Shareholder reports and postage expenses                         8,972              2,240
 Transfer agent fee (Note 3)                                      8,847              8,557
 Legal fees                                                       6,514              1,458
 Audit fees                                                       3,230                722
 Organizational expenses                                          3,222              3,222
 Directors' fees and expenses                                     2,999                675
 Miscellaneous                                                    8,153                637
------------------------------------------------------      -----------        -----------
   Total expenses                                               124,441             34,813
------------------------------------------------------      -----------        -----------
Deduct
 Reimbursement of expenses by investment
   adviser (Note 4)                                              57,788              3,126
------------------------------------------------------      -----------        -----------
Net expenses                                                     66,653             31,687
------------------------------------------------------      -----------        -----------
Net investment income                                         6,176,018          2,005,972
------------------------------------------------------      -----------        -----------
Realized and unrealized loss on investments and
 interest-rate swaps
 Net realized loss on investments and
   interest-rate swaps (Note 2)                                       -           (196,590)
 Change in unrealized appreciation of investments                     -           (261,521)
--------------------------------------------------- --      -----------        -----------
 Net realized and unrealized loss on investments                      -           (458,111)
------------------------------------------------------      -----------        -----------
Net increase in net assets resulting from operations        $ 6,176,018        $ 1,547,861
------------------------------------------------------      -----------        -----------

(a) Net of interest expense of $261,568 related to interest-rate swaps.


See notes to financial statements.

Mentor Institutional Trust
Statements of Changes in Net Assets


                                                 U.S. Government
                                            Cash Management Portfolio              Fixed-Income Portfolio
                                       ------------------------------------   ---------------------------------
                                           Six Months                            Six Months
                                         Ended 4/30/98        Year Ended       Ended 4/30/98       Year Ended
                                          (Unaudited)          10/31/97         (Unaudited)         10/31/97
                                       -----------------   ----------------   ---------------   ---------------
Net Increase (Decrease) in
 Net Assets
Operations
 Net investment income                 $  6,176,018        $ 13,983,224       $ 2,005,972       $ 3,442,891
 Net realized gain (loss) on
   investments and interest-rate
   swaps                                          -                 418          (196,590)          299,467
 Change in unrealized
   appreciation of investments
   and interest-rate-swaps                        -                   -          (261,521)          715,440
------------------------------------   ------------        ------------       -----------       -----------
 Net increase in net assets
   resulting from operations              6,176,018          13,983,642         1,547,861         4,457,798
------------------------------------   ------------        ------------       -----------       -----------
Distributions to Shareholders
 From net investment income              (6,176,018)        (13,983,224)       (2,171,415)       (3,342,801)
 From net realized gain on
   investments                                    -                (418)         (285,172)                -
------------------------------------   ------------        ------------       -----------       -----------
 Net decrease from distributions         (6,176,018)        (13,983,642)       (2,456,587)       (3,342,801)
------------------------------------   ------------        ------------       -----------       -----------
Capital Share Transactions (Note 5)
 Proceeds from sale of shares           121,816,622         435,146,664         7,170,536        16,476,287
 Reinvested distributions                 6,390,024          12,969,017         2,259,665         3,312,978
 Shares redeemed                       (180,167,238)       (276,138,685)       (2,323,439)       (9,128,026)
------------------------------------   ------------        ------------       -----------       -----------
 Change in net assets resulting
   from capital share transactions      (51,960,592)        171,976,996         7,106,762        10,661,239
------------------------------------   ------------        ------------       -----------       -----------
Increase (decrease) in net assets       (51,960,592)        171,977,414         6,198,036        11,776,236
Net Assets
 Beginning of period                    259,950,224          87,973,228        61,737,984        49,961,748
------------------------------------   ------------        ------------       -----------       -----------
 End of period (including
   undistributed net investment
   income of $158,270, and
   $323,713, respectively for
   Fixed-Income Portfolio)             $207,989,632        $259,950,224       $67,936,020       $61,737,984
------------------------------------   ------------        ------------       -----------       -----------

See notes to financial statements.

Mentor Institutional Trust
Statements of Changes in Net Assets


                                                                  U.S. Government
                                                             Cash Management Portfolio
                                         -----------------------------------------------------------------
                                            Six Months          Year           Year            Period
                                          Ended 4/30/98        Ended           Ended            Ended
                                           (Unaudited)        10/31/97       10/31/96        10/31/95(b)
                                         ---------------   -------------   ------------   ----------------
Per Share Operating Performance
Net asset value, beginning of period        $  1.00           $   1.00       $  1.00         $  1.00
--------------------------------------      -------           --------       -------         -------
Income from investment operations
 Net investment income                         0.03               0.05          0.05            0.05
 Net realized and unrealized gain
   (loss) on investments                          -                  - *           - *             -
--------------------------------------      --------       -----------     ----------        --------
 Total from investment operations              0.03               0.05          0.05            0.05
--------------------------------------      --------       -----------     ---------         --------
Less distributions
 From net investment income                   (0.03)             (0.05)        (0.05)         ( 0.05)
 From net realized capital gain                   -                  - *           - *             -
--------------------------------------      --------       ------------    ----------        --------
 Total distributions                          (0.03)             (0.05)        (0.05)         ( 0.05)
--------------------------------------      --------       ------------    ----------        --------
Net asset value, end of period              $  1.00           $   1.00       $  1.00         $  1.00
--------------------------------------      --------       ------------    ----------        --------
Total Return **                                2.79%              5.56%         5.60%           5.06%
--------------------------------------      --------       ------------    ----------        --------
Ratios / Supplemental Data
Net assets, end of period (in
 thousands)                               $ 207,990          $ 259,950       $ 87,973        $ 69,997
Ratio of expenses to average net
 assets                                        0.06%(a)           0.06%          0.04%           0.04%(a)
Ratio of expenses to average net
 assets excluding waiver                       0.11%(a)           0.09%          0.12%           0.18%(a)
Ratio of net investment income to
 average net assets                            5.53%(a)           5.45%          5.54%           5.56%(a)
--------------------------------------      ---------      ------------    ----------        --------

(a) Annualized
(b) For the period from December 5, 1994 (commencement of operations) to October 31, 1995.
 *  Reflects net realized gain (loss) which was under $0.005 per share.
**  Total return does not reflect sales commissions and is not annualized.


See notes to financial statements.

Mentor Institutional Trust
Financial Highlights


                                                                     Fixed-Income Portfolio
                                               -------------------------------------------------------------------
                                                   Six Months           Year          Year            Period
                                                  Ended 4/30/98        Ended         Ended             Ended
                                                   (Unaudited)        10/31/97      10/31/96        10/31/95(c)
                                               ------------------   -----------   -----------   ------------------
Per Share Operating Performance
Net asset value, beginning of period              $   13.11           $ 12.89       $ 13.71        $    12.50
--------------------------------------------      ---------           -------       -------        ----------
Income from investment operations
 Net investment income                                 0.40              0.83          0.77              0.81
 Net realized and unrealized gain (loss) on
   investments                                        (0.09)             0.21         (0.16)             1.14
--------------------------------------------      ---------           -------       -------        ----------
 Total from investment operations                      0.31              1.04          0.61              1.95
--------------------------------------------      ---------           -------       -------        ----------
Less distributions
 From net investment income                           (0.44)            (0.82)        (0.77)            (0.74)
 From net realized capital gain                       (0.06)                -         (0.66)                -
--------------------------------------------      ---------           -------       -------        ----------
 Total distributions                                  (0.50)            (0.82)        (1.43)            (0.74)
--------------------------------------------      ---------           -------       -------        ----------
Net asset value, end of period                    $   12.92           $ 13.11       $ 12.89        $    13.71
--------------------------------------------      ---------           -------       -------        ----------
Total Return*                                          2.42%             8.39          4.87%            15.90%
--------------------------------------------      ---------           -------       -------        ----------
Ratios / Supplemental Data
Net assets, end of period (in thousands)          $  67,936           $61,738       $49,962        $   34,053
Ratio of expenses to average net assets                0.10%(a)          0.10%         0.05%             0.05%(a)
Ratio of expenses to average net assets
 excluding waiver                                      0.11%(a)          0.15%         0.17%             0.22%(a)
Ratio of net investment income to average
 net assets                                            6.19%(a)          6.52%         6.22%             6.75%(a)
Portfolio turnover rate                                  63%              194%          226%              302%
--------------------------------------------      ---------           -------       -------        ----------

(a) Annualized.
(c) For the period from December 6, 1994 (commencement of operations) to October 31, 1995.
  * Total return does not reflect sales commissions and is not annualized.


See notes to financial statements.

Mentor Institutional Trust
Notes to Financial Statements
April 30, 1998 (Unaudited)

Note 1: Organization

Mentor Institutional Trust ("Trust") was organized on February 8, 1994, and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust consists of four separate diversified portfolios (hereinafter each individually referred to as a "Portfolio" or collectively as the "Portfolios") at April 30, 1998:

       Mentor U.S. Government
           Cash Management Portfolio ("Cash Management Portfolio")
       Mentor Fixed-Income Portfolio ("Fixed-Income Portfolio")
       Mentor Perpetual International Portfolio ("International Portfolio") SNAP Fund


The assets of each Portfolio of the Trust are segregated and a shareholder's interest is limited to the Portfolio in which shares are held.


These financial statements include the Cash Management Portfolio and the Fixed-Income Portfolio.


Note 2: Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Portfolios.


(a) Valuation of Securities


Securities held by the Cash Management Portfolio are stated at amortized cost, which approximates market value as permitted by Rule 2a-7 of the Investment Company Act of 1940. In the event that a deviation of 1/2 of 1% or more exists between the Portfolio's $1.00 per share net asset value, calculated at amortized cost, and the net asset value calculated by reference to market-based values, or if there is any other deviation that the Board of Trustees believes would result in a material dilution to shareholders or purchasers, the Board of Trustees will promptly consider what action should be initiated. Net asset value per share is

Mentor Institutional Trust
Notes to Financial Statements
(continued)

determined each business day for the Cash Management Portfolio and is calculated by dividing net asset value by the number of shares outstanding at the end of each business day.


U.S. Government obligations held by the Fixed-Income Portfolio are valued at the mean between the over-the-counter bid and asked prices as furnished by an independent pricing service. Listed corporate bonds, other fixed income securities, mortgage backed securities, mortgage related and other related securities are valued at the prices provided by an independent pricing service. Security valuations not available from an independent pricing service are provided by dealers approved by the Board of Trustees. In determining value, the dealers use information with respect to transactions in such securities, market transactions in comparable securities, various relationships between securities, and yield to maturity. Any securities for which current market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by the Board of Trustees.


(b) Repurchase Agreements


It is the policy of the Trust to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book entry system, or to have segregated within the custodian bank's possession all securities held as collateral in support of repurchase agreement investments. Additionally, procedures have been established by the Trust to monitor, on a daily basis, the market value of each repurchase agreement's underlying securities to ensure the existence of a proper level of collateral.


The Trust will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by the Trust's adviser to be creditworthy pursuant to guidelines established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Trust could receive less than the repurchase price on the sale of collateral securities.

Mentor Institutional Trust
Notes to Financial Statements
(continued)

(c) Portfolio Securities Loaned


The Fixed-Income Portfolio is authorized by the Board of Trustees to participate in securities lending transactions.


The Portfolio may receive fees for participating in lending securities transactions. During the period that a security is out on loan, the Portfolio continues to receive interest or dividends on the securities loaned. The Portfolio receives collateral in an amount at least equal to, at all times, the fair value of the securities loaned plus interest. When cash is received as collateral, the Portfolio records an asset and obligation for the market value of that collateral. Cash received as collateral may be reinvested, in which case that security is recorded as an asset of the Portfolio. Variations in the market value of the securities loaned occurring during the term of the loan are reflected in the value of the Portfolio.


At April 30, 1998, the Fixed-Income Portfolio had loaned securities to brokers which were collateralized by cash. Income from securities lending activities amounted to $6,423 for the six months ended April 30, 1998. The risks to the Portfolio from securities lending are that the borrower may not provide additional collateral when required or return the securities when due. At April 30, 1998, the market value of the securities on loan and the related cash collateral were $6,942,978, and $5,201,695, respectively.


(d) Security Transactions and Interest Income


Security transactions for the Portfolios are accounted for on a trade date basis. Interest income is recorded on the accrual basis and includes amortization of premium and discount on investments. Dividends are recorded on ex-dividend date. Realized and unrealized gains and losses on investment security transactions are calculated on an identified cost basis.


(f) Expenses


Expenses arising in connection with a Portfolio are allocated to that Portfolio. Other Trust expenses are allocated among the Portfolios in proportion to their relative net assets.

Mentor Institutional Trust
Notes to Financial Statements
(continued)

(g) Federal Taxes


No provision for federal income taxes has been made since it is each Portfolio's intent to comply with the provisions applicable to regulated investment companies under the Internal Revenue Code and to distribute to its shareholders within the allowable time limit substantially all taxable income and realized capital gains.


(h) When-Issued and Delayed Delivery Transactions


Fixed-Income Portfolio may engage in when-issued or delayed delivery transactions. To the extent the Portfolio engage in such transactions, they will do so for the purpose of acquiring portfolio securities consistent with its investment objectives and policies and not for the purpose of investment leverage. The Portfolio will record a when-issued security and the related liability on the trade date. Until the securities are received and paid for, the Portfolio will maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.


(i) Deferred Expenses


Costs incurred by the Portfolios in connection with their initial share registration and organization costs were deferred by the Portfolios and are being amortized on a straight-line basis over a five-year period.


(j) Distributions


Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the deferral of wash sales.


(k) Interest-Rate Swap


An interest-rate swap is a contract between two parties on a specified principal amount (referred to as the notional principal) for a specified period. In the most common instance, a swap involves the exchange of streams of

Mentor Institutional Trust
Notes to Financial Statements
(continued)

variable and fixed-rate interest payments. During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by marking-to-market to reflect the market value of the swap. When the swap is terminated, the Portfolio will record a realized gain or loss. During the six months ended April 30, 1998, the Portfolio recorded realized losses of $50,741 on closed interest-rate swap contracts. As of April 30, 1998, there were no outstanding interest rate swap agreements.


Note 3: Dividends

Dividends will be declared daily and paid monthly by the Cash Management Portfolio. Dividends are declared and paid quarterly by the Fixed-Income Portfolio. Capital gains realized by each Portfolio, if any, will be distributed annually.


Note 4: Investment Management and Administration Agreements

Mentor Investment Advisors, LLC ("Mentor Advisors"), the Portfolios' investment adviser, receives no compensation for its services. Mentor Advisors is a wholly-owned subsidiary of Mentor Investment Group, LLC ("Mentor"), which is a partially owned subsidiary of Wheat First Union. EVEREN Capital Corporation owns 20% of the outstanding interest in Mentor.


In order to limit the annual operating expenses of the Portfolios, Mentor Advisors may bear certain expenses incurred in connection with the operation of the Portfolios. For the six months ended April 30, 1998, Mentor Advisors bore expenses of $57,788, and $3,126 respectively, for the Cash Management Portfolio and Fixed-Income Portfolio.


Mentor provides administrative personnel and services to each Portfolio, pursuant to an Administration Agreement. Mentor receives no compensation for such services.

Mentor Institutional Trust
Notes to Financial Statements
(continued)

Note 5: Capital Share Transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in capital shares were as follows:




                                                                Mentor U.S. Government
                                                               Cash Management Portfolio
                                                             Six Months          Year Ended
                                                           Ended 4/30/98          10/31/97
                                                         -----------------   -----------------
Shares sold                                                  121,816,621         435,146,664
Shares issued upon reinvestment of distributions               6,389,607          12,964,685
Shares redeemed                                             (180,167,238)       (276,138,685)
                                                            ------------        ------------
Change in net assets from capital share transactions         (51,961,010)        171,972,664
                                                            ------------        ------------


                                                          Mentor Fixed-Income Portfolio
                                                            Six Months         Year Ended
                                                         Ended 4/30/98          10/31/97
                                                         ---------------     -------------
Shares sold                                                 1,278,210            553,370
Shares issued upon reinvestment of distributions              259,140            175,684
Shares redeemed                                              (703,906)          (179,503)
                                                             ----------         ---------
Change in net assets from capital share transactions          833,444            549,551
                                                             ----------         ---------

Year 2000

The Portfolios receive services from a number of providers which rely on the smooth functioning of their respective systems and the systems of others to perform those services. It is generally recognized that certain systems in use today may not perform their intended functions adequately after the Year 1999 because of the inability of computer software to distinguish the Year 2000 from the Year 1900. Mentor Advisors is taking steps that it believes are reasonably designed to address this potential "Year 2000" problem and to obtain satisfactory assurances that comparable steps are being taken by each of the Portfolio's other major service providers. There can be no assurance, however, that these steps will be sufficient to avoid any adverse impact on the Portfolios from this problem.

Mentor Institutional Trust
Notes to Financial Statements
(continued)

Additional Information (unaudited)
Mentor U.S. Government Cash Management Portfolio

Shareholders of the Portfolio considered and acted upon the proposals listed below at a special meeting of shareholders held Monday December 22, 1997. In addition, below each proposals are the results of that vote.


1.     To elect the following Trustees:
                                           Affirmative     Withheld
       Daniel J. Ludeman                   174,718,779            -
       Troy A. Peery, Jr.                  174,718,779            -
       Arnold H. Dreyfuss                  174,718,779            -
       Thomas F. Keller                    174,718,779            -
       Peter J. Quinn, Jr.                 174,718,779            -
       Louis W. Moelchert, Jr.             174,718,779            -
       Arch T. Allen, III                  174,718,779            -
       Weston E. Edwards                   174,718,779            -
       Jerry R. Barrentine                 174,718,779            -
       J. Garnett Nelson                   174,718,779            -

2. To approve a new management contract between the Portfolio and Mentor Investment Advisors, LLC to take effect upon the merger of Wheat First Butcher Singer, Inc., with First Union Corporation:

        Affirmative                                                174,718,779
        Against                                                             -
        Abstain                                                             -

3. To approve a new management contract between the Portfolio and Mentor Investment Advisors, LLC in contemplation of the potential acquisition of an additional interest in Mentor Investment Group, LLC by EVEREN Securities Holdings, Inc.:

        Affirmative                                                174,718,779
        Against                                                             -
        Abstain                                                             -

Mentor Institutional Trust
Notes to Financial Statements
(continued)

Mentor Fixed-Income Portfolio

Shareholders of the Portfolio considered and acted upon the proposals listed below at a special meeting of shareholders held Monday December 22, 1997. In addition, below each proposals are the results of that vote.


1.     To elect the following Trustees:
                                           Affirmative     Withheld
       Daniel J. Ludeman                    3,802,809          -
       Troy A. Peery, Jr.                   3,802,809          -
       Arnold H. Dreyfuss                   3,802,809          -
       Thomas F. Keller                     3,802,809          -
       Peter J. Quinn, Jr.                  3,802,809          -
       Louis W. Moelchert, Jr.              3,802,809          -
       Arch T. Allen, III                   3,802,809          -
       Weston E. Edwards                    3,802,809          -
       Jerry R. Barrentine                  3,802,809          -
       J. Garnett Nelson                    3,802,809          -

2. To approve a new management contract between the Portfolio and Mentor Investment Advisors, LLC to take effect upon the merger of Wheat First Butcher Singer, Inc., with First Union Corporation:

        Affirmative                                                  3,802,809
        Against                                                             -
        Abstain                                                             -

3. To approve a new management contract between the Portfolio and Mentor Investment Advisors, LLC in contemplation of the potential acquisition of an additional interest in Mentor Investment Group, LLC by EVEREN Securities Holdings, Inc.:

        Affirmative                                                  3,802,809
        Against                                                             -
        Abstain                                                             -

Trustees

Daniel J. Ludeman, Trustee & Chairman
      Chairman and Chief Executive Officer
      Mentor Investment Group, LLC

Arch T. Allen III, Trustee
      Attorney at Law
      Allen & Moore, LLP

Jerry R. Barrentine, Trustee
      J.R. Barrentine & Associates

Arnold H. Dreyfuss, Trustee
      Former Chairman and Chief Executive Officer
      Hamilton Beach/Proctor-Silex, Inc.

Weston E. Edwards, Trustee
      President
      Weston Edwards & Associates

Thomas F. Keller, Trustee
      Former Dean, Fuqua School of Business
      Duke University

Louis W. Moelchert, Jr., Trustee
      Vice President for Business & Finance
      University of Richmond

J. Garnett Nelson, Trustee
      Consultantr
      Mid-Atlantic Holdings, LLC

Troy A. Peery, Jr., Trustee
      President
      Heilig-Meyers Company

Peter J. Quinn,Jr.,Trustee
      Managing Director
      Mentor Investment Group, LLC



Officers

Paul F. Costello, President
      Managing Director
      Mentor Investment Group, LLC

Terry L. Perkins, Treasurer
      Senior Vice President
      Mentor Investment Group, LLC

Geoffrey B. Sale, Secretary
      Associate Vice President
      Mentor Investment Group, LLC

Michael A. Wade, Assistant Treasurer
      Vice President
      Mentor Investment Group, LLC

                           Mentor Institutional Trust


                             o U.S. Government Cash
                              Management Portfolio

                            o Fixed-Income Portfolio




                     -------------------------------------
                               SEMI-ANNUAL REPORT
                     -------------------------------------
                                 April 30, 1998








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